[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R) CAPITAL
                         OPPORTUNITIES FUND

                         SEMIANNUAL REPORT o MAY 31, 1999


              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 31)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 16
Notes to Financial Statements ............................................. 23
MFS' Year 2000 Readiness Disclosure ....................................... 30
Trustees and Officers ..................................................... 33

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Maura A. Shaughnessy]
     Maura A. Shaughnessy

For the six months ended May 31, 1999, Class A shares of the Fund provided a total return of 18.15%, Class B shares 17.75%, Class C shares 17.72%, and Class I shares 18.30%. These returns include the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average capital appreciation fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 17.09%. The Fund's returns also compare to an 11.88% return for the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance.

Q. YOU TOOK OVER THE FUND THIS PAST FEBRUARY. HOW HAVE YOU USED YOUR MONEY MANAGEMENT EXPERIENCE IN THIS NEW ASSIGNMENT?

A. The portfolio is slightly more diversified now. Some would say it is eclectic, which reflects my approach and background. Before assuming this responsibility, I worked for nearly four years as part of the MFS(R) Total Return Fund team. I was an analyst in these sectors: health care, energy, paper products, financial services, industrial goods and services, consumer staples, and utilities and communications. And prior to joining MFS in 1991, I was an analyst at Harvard Management, which manages money for Harvard University. My experience at Harvard Management included covering the paper and forest products, household products, cosmetics, newspapers, and the pollution control industry. Earlier in my career, I did research for the Federal Reserve, looking at macroeconomic issues such as inflation and labor market trends. And I've managed MFS(R) Utilities Fund since its inception in 1992.

Q. HAVE YOU MADE ANY MAJOR PORTFOLIO CHANGES?

A. Not really. I've accomplished what I set out to do: mostly pare down some holdings and add new stocks to increase the portfolio's diversification. I got rid of very few stocks. I trimmed the position in Tyco International, an industrial conglomerate, in order to have greater diversification in my largest holdings. This decrease does not signify any change in my fundamental outlook for Tyco, but rather reflects my more diversified approach. It is important to note that the Fund also held a significant position in AMP, which was acquired by Tyco a few months ago. I reduced the combined position to less than 6%, which better reflects my concentration comfort level. I also trimmed my position in Freddie Mac (Federal Home Loan Mortgage Corporation), a federal mortgage lending company, to 1.8%.

   Having previously stayed away from paper companies because of poor fundamentals, I have added a few of them, such as Asia Pulp & Paper Ltd. I believe an upturn in Asia could lead to an increase in demand. Also, I think the supply base has consolidated, especially in linerboard. I continue to feel positive about Mannesmann, a German company which is diving into the cellular phone market. Also, I'm upbeat on natural gas so I bought Enron Oil and Gas, a major natural gas producer in the U.S. and Asia.

Q. WHY HAS THE HEALTH CARE WEIGHTING BEEN REDUCED OVER THE PAST SIX MONTHS?

A. It's important to keep in mind that sector weightings are not intentional. Rather, we research individual stocks, but often our targeted stocks naturally cluster in certain industries. Drug companies within the health care sector are looking less attractive right now partly due to potentially new Medicare regulations on drug coverage. In addition, I think cutbacks in Medicare prescription benefits do not favor pharmaceuticals at this point and earnings growth has been decelerating.

Q. WERE THERE ANY STOCKS THAT DIDN'T DO WELL FOR THE FUND?

A. Becton Dickinson, a medical devices company, has underperformed in 1999. The company missed its earnings projections for the third quarter in a row and seems to be having trouble executing its business plan. Rite Aid is a holding that declined by 50% due to overexpansion of its retail chain and difficulty financing the acquisition of PCS, a leading mail-order prescription service.

Q. WHERE ARE YOU FINDING OPPORTUNITIES?

A. Utilities and communications is currently our top sector. Stocks owned include AirTouch Communications, which was acquired by Vodafone early this year. I believe the stock should benefit from planned cost cutting and consolidation in the United States and abroad. Also, it is successfully penetrating the global wireless market. This push has helped the stock's performance. MCI WorldCom is another example. I think it's an extremely well-run company and nicely positioned in the telecommunications world. In technology, I've stayed away from the pure Internet stocks because I think they seem speculative and overvalued. Instead, the Fund has gained exposure to the sector through companies that provide infrastructure for the Internet. One example is Cisco Systems, which manufactures networking hardware. Cisco is an expensive stock, but a well-positioned company. Other technology holdings are in the semiconductor arena. Sales are finally rebounding for these products. I especially like LSI Logic, which manufactures integrated circuits and storage systems. I think the company is attractive because it has consolidated by closing some plants and it has increased its sales of computer chips.

Q. WHAT DIRECTION WILL YOU TAKE THE PORTFOLIO IN THE SECOND HALF OF THE YEAR?

A. My philosophy on managing money is to be flexible and open about the kinds of companies in which I invest. Essentially, any company with more than $1 billion in market capitalization is up for grabs. I'll be on the lookout for stronger growth in the mid- and small-cap areas, in which I believe it may be easier to find reasonable stock prices.

   /s/ Maura A. Shaughnessy

       Maura A. Shaughnessy
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   MAURA A. SHAUGHNESSY IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) CAPITAL OPPORTUNITIES FUND, MFS(R) UTILITIES FUND, MFS(R) UTILITIES SERIES AND MFS(R) CAPITAL OPPORTUNITIES SERIES (BOTH PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND THE UTILITIES SERIES AND CAPITAL OPPORTUNITIES SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MS. SHAUGHNESSY JOINED MFS IN 1991 AS A RESEARCH ANALYST AND BECAME VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992 AND SENIOR VICE PRESIDENT IN 1998. A GRADUATE OF COLBY COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, SHE IS A CHARTERED FINANCIAL ANALYST.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                   SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       JUNE 13, 1983

  CLASS INCEPTION:             CLASS A  JUNE 13, 1983
                               CLASS B  SEPTEMBER 7, 1993
                               CLASS C  APRIL 1, 1996
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $2.4 BILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary for more information.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1999

CLASS A
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +18.15%       +20.67%       +83.87%      +194.23%        +397.37%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +20.67%       +22.51%      + 24.09%        + 17.40%
------------------------------------------------------------------------------------------------------------
SEC Results                                  --          +13.73%       +20.12%      + 22.63%        + 16.71%
------------------------------------------------------------------------------------------------------------

CLASS B
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +17.75%       +19.83%       +79.67%      +182.91%        +375.78%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +19.83%       +21.57%      + 23.12%        + 16.88%
------------------------------------------------------------------------------------------------------------
SEC Results                                  --          +15.83%       +20.89%      + 22.94%        + 16.88%
------------------------------------------------------------------------------------------------------------

CLASS C
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +17.72%       +19.73%       +79.72%      +187.42%        +386.05%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +19.73%       +21.58%      + 23.51%        + 17.13%
------------------------------------------------------------------------------------------------------------
SEC Results                                  --          +18.73%       +21.58%      + 23.51%        + 17.13%
------------------------------------------------------------------------------------------------------------

CLASS I
                                          6 Months        1 Year       3 Years       5 Years   10 Years/Life
------------------------------------------------------------------------------------------------------------
Cumulative Total Return                    +18.30%       +20.97%       +84.86%      +195.77%        +400.35%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return                  --          +20.97%       +22.73%      + 24.22%        + 17.47%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

FIVE LARGEST STOCK SECTORS

          UTILITIES & COMMUNICATIONS                      20.3%
          TECHNOLOGY                                      18.6%
          FINANCIAL SERVICES                              18.3%
          LEISURE                                         13.9%
          CONGLOMERATES, SPECIAL PRODUCTS/SERVICES         8.0%

TOP 10 STOCK HOLDINGS

TYCO INTERNATIONAL LTD.  5.7%                AIRTOUCH COMMUNICATIONS  1.9%
Security systems, packaging, and             Wireless company
electronic equipment conglomerate
                                             FEDERAL HOME LOAN MORTGAGE
KROGER CO.  2.7%                               CORP.  1.8%
Supermarket company                          Mortgage lending company

MCI WORLDCOM, INC.  2.6%                     UNITED HEALTHCARE CORP.  1.8%
Telecommunications company                   Health maintenance organization

BMC SOFTWARE, INC.  2.2%                     HARTFORD FINANCIAL SERVICES GROUP,
Computer software company                      INC.  1.7%
                                             Multiline insurance company
MANNESMANN AG  2.0%
German industrial and telecommunications     FRONTIER CORP.  1.7%
company                                      Telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1999

Stocks - 97.3%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                      VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 86.6%
  Advertising - 0.4%
    Young & Rubicam, Inc.                                             276,900             $   10,591,425
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.8%
    AlliedSignal, Inc.                                                314,700             $   18,272,269
--------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Ford Motor Co.                                                    261,600             $   14,927,550
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 2.6%
    Bank of New York Co., Inc.                                        460,700             $   16,470,025
    Mellon Bank Corp.                                                 482,000                 17,201,375
    US Bancorp                                                        426,700                 13,867,750
    Wells Fargo Co.                                                   401,410                 16,056,400
                                                                                          --------------
                                                                                          $   63,595,550
--------------------------------------------------------------------------------------------------------
  Broadcasting - 0.6%
    AT&T Corp. - Liberty Media Group*                                  34,600             $    2,298,738
    Infinity Broadcasting Corp.*                                      510,100                 13,039,431
                                                                                          --------------
                                                                                          $   15,338,169
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.6%
    Kulicke & Soffa Industries, Inc.*                                 327,000             $    6,907,875
    Motorola, Inc.                                                    329,400                 27,278,438
    Texas Instruments, Inc.                                           131,400                 14,371,875
    Xerox Corp.                                                       669,100                 37,595,056
                                                                                          --------------
                                                                                          $   86,153,244
--------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Computer Sciences Corp.*                                           95,300             $    6,164,719
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Hewlett-Packard Co.                                               164,400             $   15,504,975
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.9%
    America Online, Inc.*                                              13,900             $    1,659,313
    Microsoft Corp.*                                                  233,200                 18,816,325
                                                                                          --------------
                                                                                          $   20,475,638
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    EMC Corp.*                                                        177,600             $   17,693,400
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.1%
    BMC Software, Inc.*                                             1,048,700             $   51,845,106
    Computer Associates International, Inc.                           431,026                 20,392,918
    Oracle Corp.*                                                   1,231,250                 30,550,391
    Redback Networks, Inc.*                                             1,700                    186,150
    Unisys Corp.                                                      495,000                 18,779,062
                                                                                          --------------
                                                                                          $  121,753,627
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 6.5%
    Galileo International, Inc.                                       210,900             $    9,490,500
    Newell Rubbermaid, Inc.                                           343,000                 13,891,500
    Tyco International Ltd.                                         1,528,331                133,537,921
                                                                                          --------------
                                                                                          $  156,919,921
--------------------------------------------------------------------------------------------------------
  Containers - 0.2%
    Smurfit-Stone Container Corp.*                                    196,100             $    4,228,406
--------------------------------------------------------------------------------------------------------
  Electronics - 4.2%
    Altera Corp.*                                                     307,200             $   10,694,400
    Analog Devices, Inc.*                                             659,110                 25,334,541
    Lattice Semiconductor Corp.*                                      377,800                 18,559,425
    LSI Logic Corp.*                                                  972,400                 36,039,575
    Teradyne, Inc.*                                                   177,800                  9,390,062
                                                                                          --------------
                                                                                          $  100,018,003
--------------------------------------------------------------------------------------------------------
  Entertainment - 9.4%
    CBS Corp.*                                                        738,000             $   30,811,500
    Clear Channel Communications, Inc.*                               331,802                 21,919,670
    Comcast Corp., "A"                                                589,500                 22,695,750
    Disney (Walt) Co.                                                 848,400                 24,709,650
    Harrah's Entertainment, Inc.*                                   1,415,785                 30,616,351
    Hearst-Argyle Television, Inc.*                                   775,200                 19,186,200
    MediaOne Group, Inc.*                                             539,400                 39,848,175
    Time Warner, Inc.                                                 526,950                 35,865,534
                                                                                          --------------
                                                                                          $  225,652,830
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 6.9%
    Associates First Capital Corp., "A"                               491,900             $   20,167,900
    Citigroup, Inc.                                                   495,200                 32,807,000
    Donaldson, Lufkin & Jenrette, Inc.                                 47,900                  3,209,300
    Edwards (A.G.), Inc.                                              193,700                  6,513,163
    Federal Home Loan Mortgage Corp.                                  727,985                 42,450,625
    Finova Group, Inc.                                                761,280                 36,398,700
    Merrill Lynch & Co., Inc.                                         200,600                 16,850,400
    Paine Webber Group, Inc.                                          139,600                  6,561,200
                                                                                          --------------
                                                                                          $  164,958,288
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Anheuser-Busch Cos., Inc.                                         162,800             $   11,894,575
    Suiza Foods Corp.*                                                263,700                  9,658,012
                                                                                          --------------
                                                                                          $   21,552,587
--------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 2.0%
    Bowater, Inc.                                                     224,300             $   11,551,450
    Champion International Corp.                                      235,800                 12,084,750
    Jefferson Smurfit Corp.                                         5,723,500                 14,904,279
    Westvaco Corp.                                                    322,800                  9,219,975
                                                                                          --------------
                                                                                          $   47,760,454
--------------------------------------------------------------------------------------------------------
  Insurance - 7.7%
    American International Group, Inc.                                132,600             $   15,157,837
    Annuity & Life Re Holdings Ltd.                                   392,290                 10,101,468
    CIGNA Corp.                                                       378,317                 35,278,060
    Equitable Cos., Inc.                                              490,500                 34,426,969
    Hartford Financial Services Group, Inc.                           631,476                 39,940,857
    Nationwide Financial Services, Inc., "A"                          417,300                 18,022,144
    ReliaStar Financial Corp.                                         800,317                 33,263,175
                                                                                          --------------
                                                                                          $  186,190,510
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 2.3%
    American Home Products Corp.                                      477,900             $   27,538,987
    Becton, Dickinson & Co.                                           569,500                 22,068,125
    Pharmacia & Upjohn, Inc.                                          113,800                  6,308,788
                                                                                          --------------
                                                                                          $   55,915,900
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.0%
    Mid Atlantic Medical Services, Inc.*                              598,000             $    6,204,250
    United HealthCare Corp.                                           723,943                 42,169,680
                                                                                          --------------
                                                                                          $   48,373,930
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.8%
    Baker Hughes, Inc.                                                287,900             $    8,960,888
    Burlington Resources, Inc.                                        263,500                 11,314,031
                                                                                          --------------
                                                                                          $   20,274,919
--------------------------------------------------------------------------------------------------------
  Oils - 1.4%
    Apache Corp.                                                      107,800             $    3,880,800
    Conoco, Inc., "A"                                                 522,000                 14,159,250
    Enron Oil & Gas Co.                                               756,100                 14,413,156
                                                                                          --------------
                                                                                          $   32,453,206
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.8%
    Gannett Co., Inc.                                                  80,700             $    5,830,575
    Meredith Corp.                                                    196,000                  6,847,750
    Scripps (E.W.) Howard, Inc., "A"                                  416,700                 19,636,988
    Tribune Co.                                                       151,100                 11,927,456
                                                                                          --------------
                                                                                          $   44,242,769
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    Promus Hotel Corp.*                                               442,000             $   11,050,000
    Wendy's International, Inc.                                       648,770                 17,678,982
                                                                                          --------------
                                                                                          $   28,728,982
--------------------------------------------------------------------------------------------------------
  Retail - 0.8%
    Tandy Corp.                                                       238,400             $   19,668,000
--------------------------------------------------------------------------------------------------------
  Stores - 2.5%
    CVS Corp.                                                         482,800             $   22,208,800
    Rite Aid Corp.                                                  1,168,674                 29,216,850
    TJX Cos., Inc.                                                    322,900                  9,687,000
                                                                                          --------------
                                                                                          $   61,112,650
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.7%
    Kroger Co.*                                                     1,106,665             $   64,809,069
--------------------------------------------------------------------------------------------------------
  Telecommunications - 11.8%
    AirTouch Communications, Inc.*                                    436,700             $   43,888,350
    Alltel Corp.                                                       77,700                  5,570,119
    CenturyTel, Inc.*                                                 361,850                 13,863,378
    Cisco Systems, Inc.*                                              289,400                 31,544,600
    General Instrument Corp.*                                         411,800                 15,931,513
    Global TeleSystems Group, Inc.*                                    19,800                  1,504,800
    GTE Corp.                                                         363,600                 22,929,525
    MCI WorldCom, Inc.*                                               713,900                 61,663,112
    NEXTEL Communications, Inc.*                                      186,100                  6,862,438
    Nortel Networks Corp.                                              88,300                  6,622,500
    NTL, Inc.*                                                        383,100                 36,179,006
    PSINet, Inc.*                                                     231,700                 10,310,650
    Rhythms NetConnections, Inc.*                                      11,400                    552,900
    Scientific-Atlanta, Inc.                                          262,100                  9,255,406
    Sprint Corp. (PCS Group)*                                         395,200                 17,784,000
                                                                                          --------------
                                                                                          $  284,462,297
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Duke Energy Corp.                                                 297,100             $   17,918,844
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 2.8%
    Coastal Corp.                                                     757,300             $   29,203,381
    Sonat, Inc.                                                       360,400                 12,771,675
    Williams Cos., Inc.                                               497,700                 25,787,081
                                                                                          --------------
                                                                                          $   67,762,137
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.7%
    Frontier Corp.                                                    757,700             $   39,873,962
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $2,083,348,230
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 10.7%
  Argentina - 1.0%
    YPF Sociedad Anonima, ADR (Oils)                                  542,100             $   22,835,963
--------------------------------------------------------------------------------------------------------
  Bermuda - 0.6%
    Ace Ltd. (Insurance)                                              486,600             $   14,841,300
--------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Abitibi-Consolidated, Inc. (Forest and Paper
      Products)                                                       911,700             $    9,401,906
    Canadian National Railway Co. (Railroads)                         183,600                 11,750,400
                                                                                          --------------
                                                                                          $   21,152,306
--------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Nokia Corp., ADR (Telecommunications)                             248,600             $   17,650,600
    Telephone Cooperative HPY (Telecommunications)*                     2,600                  6,791,859
                                                                                          --------------
                                                                                          $   24,442,459
--------------------------------------------------------------------------------------------------------
  France - 0.8%
    Bouygues (Construction)                                            69,582             $   18,394,178
--------------------------------------------------------------------------------------------------------
  Germany - 2.8%
    Mannesmann AG (Conglomerate)                                      494,400             $   67,512,470
--------------------------------------------------------------------------------------------------------
  Greece - 0.4%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                            404,200             $    8,755,375
--------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Jefferson Smurfit Group PLC, ADR (Containers)                     101,845             $    2,673,431
--------------------------------------------------------------------------------------------------------
  Japan - 0.5%
    NTT Mobile Communication Network, Inc. (Telecommunications)           240             $   13,130,276
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.2%
    Benckiser N.V., "B" (Consumer Goods and Services)                  80,049             $    4,322,350
--------------------------------------------------------------------------------------------------------
  Portugal - 0.2%
    Telecel - Comunicacoes Pessoais S.A. (Telecommunications)          46,300             $    5,825,356
--------------------------------------------------------------------------------------------------------
  Singapore - 0.9%
    Asia Pulp & Paper Co. Ltd., ADR (Consumer Goods and
      Services)                                                     2,205,200             $   19,708,975
    Development Bank of Singapore Ltd. (Banks and
      Credit Cos.)                                                    122,000                  1,260,726
                                                                                          --------------
                                                                                          $   20,969,701
--------------------------------------------------------------------------------------------------------
  Spain - 0.4%
    Acciona S. A. (Construction)                                      211,400             $    9,949,402
--------------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Ericsson LM, ADR (Telecommunication Equipment)                    183,400             $    4,940,338
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.7%
    Cable & Wireless Communications PLC (Telecommunications)          231,300             $    2,197,316
    Capital Radio PLC (Broadcasting)                                  271,000                  3,807,424
    Colt Telecom Group PLC (Telecommunications)*                      139,700                 12,014,200
                                                                                          --------------
                                                                                          $   18,018,940
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  257,763,845
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,004,378,212)                                            $2,341,112,075
--------------------------------------------------------------------------------------------------------
Convertible Bond - 0.8%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.8%
  Financial Services - 0.8%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##
      (Identified Cost, $21,080,414)                               $   18,590           $     19,170,938
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.4%
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 6/09/99 - 6/
      22/99, at Amortized Cost                                     $   34,525           $     34,468,598
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,059,927,224)                                       $2,394,751,611
Other Assets, Less Liabilities - 0.5%                                                         12,979,999
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $2,407,731,610
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MAY 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,059,927,224)        $2,394,751,611
  Cash                                                                   90,662
  Foreign currency, at value (identified cost, $122,214)                148,625
  Receivable for Fund shares sold                                    19,607,702
  Receivable for investments sold                                     5,660,835
  Interest and dividends receivable                                   2,442,082
  Other assets                                                           16,664
                                                                 --------------
    Total assets                                                 $2,422,718,181
                                                                 --------------
Liabilities:
  Payable for Fund shares reacquired                               $  3,505,214
  Payable for investments purchased                                   9,694,854
  Payable to affiliates -
    Management fee                                                      184,960
    Shareholder servicing agent fee                                      25,927
    Distribution and service fee                                      1,247,969
    Administrative fee                                                    3,415
  Accrued expenses and other liabilities                                324,232
                                                                 --------------
      Total liabilities                                           $  14,986,571
                                                                 --------------
Net assets                                                       $2,407,731,610
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,761,582,784
  Unrealized appreciation on investments and translation
    of assets
    and liabilities in foreign currencies                           334,841,225
  Accumulated undistributed net realized gain on
    investments
    and foreign currency transactions                               318,412,670
  Accumulated net investment loss                                    (7,105,069)
                                                                 --------------
      Total                                                      $2,407,731,610
                                                                 ==============
Shares of beneficial interest outstanding                          132,044,813
                                                                   ===========

Class A shares:
  Net asset value per share
    (net assets of $1,333,159,234 / 71,822,562 shares of
     beneficial interest outstanding)                               $18.56
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $19.69
                                                                    ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $868,844,010 / 48,735,409 shares of
     beneficial interest outstanding)                               $17.83
                                                                    ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $172,829,562 / 9,716,866 shares of
     beneficial interest outstanding)                               $17.79
                                                                    ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $32,898,804 / 1,769,976 shares of
     beneficial interest outstanding)                               $18.59
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 1999
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $  6,676,470
    Interest                                                          2,284,109
    Foreign taxes withheld                                              (74,579)
                                                                   ------------
      Total investment income                                      $  8,886,000
                                                                   ------------
  Expenses -
    Management fee                                                 $  7,543,941
    Trustees' compensation                                               38,351
    Shareholder servicing agent fee                                   1,127,908
    Distribution and service fee (Class A)                            1,435,604
    Distribution and service fee (Class B)                            3,816,518
    Distribution and service fee (Class C)                              737,320
    Administrative fee                                                  121,119
    Custodian fee                                                       309,331
    Printing                                                             67,611
    Postage                                                             129,108
    Auditing fees                                                        16,750
    Legal fees                                                            2,810
    Miscellaneous                                                       686,144
                                                                   ------------
      Total expenses                                               $ 16,032,515
    Fees paid indirectly                                               (109,494)
                                                                   ------------
      Net expenses                                                 $ 15,923,021
                                                                   ------------
        Net investment loss                                        $ (7,037,021)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $321,099,577
    Foreign currency transactions                                    (1,238,620)
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $319,860,957
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 23,117,500
    Translation of assets and liabilities in foreign currencies         711,487
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        transactions                                               $ 23,828,987
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $343,689,944
                                                                   ------------
          Increase in net assets from operations                   $336,652,923
                                                                   ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                    YEAR ENDED
                                                               MAY 31, 1999             NOVEMBER 30, 1998
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                        $   (7,037,021)               $   (5,478,906)
  Net realized gain on investments and foreign currency
    transactions                                                319,860,957                   109,709,448
  Net unrealized gain on investments and foreign
    currency translation                                         23,828,987                   162,624,370
                                                             --------------                --------------
    Increase in net assets from operations                   $  336,652,923                $  266,854,912
                                                             --------------                --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $      --                     $     (909,560)
  From net investment income (Class I)                              --                            (85,735)
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (50,282,906)                  (64,869,939)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (33,399,800)                  (45,448,082)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (6,206,083)                   (7,317,603)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (1,717,938)                   (2,680,537)
  In excess of net investment income (Class A)                      --                           (115,707)
  In excess of net investment income (Class I)                      --                            (10,907)
                                                             --------------                --------------
    Total distributions declared to shareholders             $  (91,606,727)               $ (121,438,070)
                                                             --------------                --------------
Net increase in net assets from Fund share transactions      $  430,180,091                $  469,594,593
                                                             --------------                --------------
      Total increase in net assets                           $  675,226,287                $  615,011,435
Net assets:
  At beginning of period                                      1,732,505,323                 1,117,493,888
                                                             --------------                --------------
At end of period (including accumulated net investment
  loss of $7,105,069 and $68,048, respectively)              $2,407,731,610                $1,732,505,323
                                                             ==============                ==============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                              SIX MONTHS ENDED           ---------------------------------------------------------------------
                                  MAY 31, 1999             1998            1997            1996            1995           1994
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                       CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period   $16.60           $15.23          $13.34          $12.39          $ 9.44         $10.82
                                        ------           ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment income (loss)          $(0.03)          $(0.01)         $ 0.07          $ 0.05          $ 0.01         $(0.01)
  Net realized and unrealized
    gain on investments and
    foreign currency                      2.89             3.02            2.97            2.04            3.64           0.26
                                        ------           ------          ------          ------          ------         ------
    Total from investment operations    $ 2.86           $ 3.01          $ 3.04          $ 2.09          $ 3.65         $ 0.25
                                        ------           ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income            $ --             $(0.03)         $(0.03)         $ --            $ --           $(0.03)
  In excess of net investment income+++   --               --              --              --              --             --
  From net realized gain on
    investments and foreign
    currency transactions                (0.90)           (1.61)          (1.12)          (1.14)          (0.70)         (1.60)
                                        ------           ------          ------          ------          ------         ------
    Total distributions
     declared to shareholders           $(0.90)          $(1.64)         $(1.15)         $(1.14)         $(0.70)        $(1.63)
                                        ------           ------          ------          ------          ------         ------
Net asset value - end of period         $18.56           $16.60          $15.23          $13.34          $12.39         $ 9.44
                                        ======           ======          ======          ======          ======         ======
Total return(+)                         18.15%++         22.21%          24.96%          18.50%          41.67%          1.92%
Ratios (to average net assets)/Supplemental data:
  Expenses##                             1.22%+           1.23%           1.29%           1.32%           1.35%          1.37%
  Net investment income (loss)         (0.35)%+         (0.06)%           0.49%           0.43%           0.06%        (0.05)%
Portfolio turnover                         83%             123%            144%            112%            109%            91%
Net assets at end of period
 (000 omitted)                      $1,333,159         $923,779        $609,189        $427,478        $227,555       $141,790

  + Annualized.
 ++ Not annualized.
+++ For the fiscal year ended November 30, 1998, the per share distribution in excess of net investment income was less than
    $0.01.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                               SIX MONTHS ENDED          ---------------------------------------------------------------------
                                   MAY 31, 1999            1998            1997            1996            1995           1994
                                    (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period    $15.94          $14.77          $13.01          $12.15          $ 9.34         $10.79
                                         ------          ------          ------          ------          ------         ------
Income from investment operations# -
  Net investment loss                    $(0.09)         $(0.12)         $(0.04)         $(0.04)         $(0.08)        $(0.09)
  Net realized and unrealized gain on
    investments and foreign currency       2.78            2.90            2.89            2.00            3.59           0.27
                                         ------          ------          ------          ------          ------         ------
    Total from investment operations     $ 2.69          $ 2.78          $ 2.85          $ 1.96          $ 3.51         $ 0.18
                                         ------          ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                $(0.80)         $(1.61)         $(1.09)         $(1.10)         $(0.70)        $(1.60)
  In excess of net investment income       --              --              --              --              --            (0.03)
                                         ------          ------          ------          ------          ------         ------
    Total distributions declared
      to shareholders                    $(0.80)         $(1.61)         $(1.09)         $(1.10)         $(0.70)        $(1.63)
                                         ------          ------          ------          ------          ------         ------
Net asset value - end of period          $17.83          $15.94          $14.77          $13.01          $12.15         $ 9.34
                                         ======          ======          ======          ======          ======         ======
Total return                             17.75%++        21.32%          24.03%          17.50%          40.53%          1.15%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                              1.97%+          1.98%           2.04%           2.16%           2.17%          2.25%
  Net investment loss                   (1.11)%+        (0.81)%         (0.28)%         (0.33)%         (0.77)%        (0.96)%
Portfolio turnover                          83%            123%            144%            112%            109%            91%
Net assets at end of period
  (000 omitted)                        $868,844        $658,056        $411,640        $244,247         $46,068        $17,189

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED
                                                                                   NOVEMBER 30,                  PERIOD ENDED
                                               SIX MONTHS ENDED            -----------------------------         NOVEMBER 30,
                                                   MAY 31, 1999                 1998                1997                1996*
                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $15.91               $14.74              $13.03               $12.00
                                                         ------               ------              ------               ------
Income from investment operations# -
  Net investment loss                                    $(0.09)              $(0.12)             $(0.04)              $(0.01)
  Net realized and unrealized gain on investments
    and foreign currency                                   2.78                 2.90                2.88                 1.04
                                                         ------               ------              ------               ------
    Total from investment operations                     $ 2.69               $ 2.78              $ 2.84               $ 1.03
                                                         ------               ------              ------               ------
Less distributions declared to shareholders -
  From net investment income                             $ --                 $ --                $(0.01)              $ --
  From net realized gain on investments and
    foreign currency transactions                         (0.81)               (1.61)              (1.12)                --
                                                         ------               ------              ------               ------
      Total distributions declared to shareholders       $(0.81)              $(1.61)             $(1.13)              $ --
                                                         ------               ------              ------               ------
Net asset value - end of period                          $17.79               $15.91              $14.74               $13.03
                                                         ======               ======              ======               ======
Total return                                             17.72%++             21.28%              24.02%                7.95%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              1.97%+               1.98%               2.04%                2.11%+
  Net investment loss                                   (1.11)%+             (0.82)%             (0.28)%              (0.17)%+
Portfolio turnover                                          83%                 123%                144%                 112%
Net assets at end of period (000 omitted)              $172,830             $119,966             $66,148              $31,919

 * For the period from the inception of Class C, April 1, 1996, through November 30, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                  YEAR ENDED                PERIOD ENDED
                                                         MAY 31, 1999           NOVEMBER 30, 1998          NOVEMBER 30, 1997*
                                                          (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                              CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                          $16.63                      $15.26                      $12.22
                                                               ------                      ------                      ------
Income from investment operations# -
  Net investment income (loss)                                 $(0.01)                     $ 0.03                      $ 0.08
  Net realized and unrealized gain on investments and
    foreign currency                                             2.90                        3.01                        2.96
                                                               ------                      ------                      ------
      Total from investment operations                         $ 2.89                      $ 3.04                      $ 3.04
                                                               ------                      ------                      ------
Less distributions declared to shareholders -
  From net investment income                                   $ --                        $(0.05)                     $ --
  In excess of net investment income                             --                         (0.01)                       --
  From net realized gain on investments and foreign
    currency transactions                                       (0.93)                      (1.61)                       --
                                                               ------                      ------                      ------
                                                                                                                       $
      Total distributions declared to shareholders             $(0.93)                     $(1.67)                       --
                                                               ------                      ------                      ------
Net asset value - end of period                                $18.59                      $16.63                      $15.26
                                                               ======                      ======                      ======
Total return                                                   18.30%++                    22.54%                      24.88%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.97%+                      0.98%                       1.01%+
  Net investment income (loss)                                (0.11)%+                      0.20%                       0.65%+
Portfolio turnover                                                83%                        123%                        144%
Net assets at end of period (000 omitted)                     $32,899                     $30,705                     $30,517

 * For the period from the inception of Class I, January 2, 1997, through November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Capital Opportunities Fund (the Fund) is a diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Security Loans - The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. State Street Bank and Trust Company ("State Street"), as agent, loans the securities to certain brokers (the "Borrowers") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At May 31, 1999, the value of securities loaned was $54,976,956. These loans were collateralized by U.S. Treasury securities of $60,223,720. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and State Street. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets. The investment adviser has reduced its management fee to 0.65% on the Fund's net assets in excess of $1.5 billion. This reduction in the management fee may be rescinded by MFS only with the approval of the Fund's Board of Trustees.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $13,829 for the six months ended May 31, 1999.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $365,660 for the six months ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares (0.15% per annum on assets attributable to Class A shares sold prior to October 1, 1989), which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $54,316 for the six months ended May 31, 1999. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,950 and $1,482 for Class B and Class C shares, respectively, for the six months ended May 31, 1999. Fees incurred under the distribution plan during the six months ended May 31, 1999, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 1999, were $19,663, $509,994, and $30,221 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES               SALES
-------------------------------------------------------------------------------
U.S. government securities                   $     --            $   36,041,858
                                             --------------      --------------
Investments (non-U.S. government
   securities)                               $2,071,628,823      $1,644,120,983
                                             --------------      --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $2,059,927,224
                                                                 --------------
Gross unrealized appreciation                                    $  387,566,205
Gross unrealized depreciation                                       (52,741,818)
                                                                 --------------
    Net unrealized appreciation                                  $  334,824,387
                                                                 ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      SIX MONTHS ENDED MAY 31, 1999          YEAR ENDED NOVEMBER 30, 1998
                                    -------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          36,135,270       $ 629,154,453        36,339,434       $ 560,864,465
Shares issued to shareholders
  in reinvestment of distributions    2,817,692          44,519,999         4,512,652          60,655,260
Shares reacquired                   (22,781,222)       (400,363,512)      (25,191,694)       (390,720,879)
                                    -----------       -------------       -----------       -------------
    Net increase                     16,171,740       $ 273,310,940        15,660,392       $ 230,798,846
                                    ===========       =============       ===========       =============
Class B Shares
                                      SIX MONTHS ENDED MAY 31, 1999          YEAR ENDED NOVEMBER 30, 1998
                                    -------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          10,187,211       $ 171,860,792        17,781,760       $ 267,116,086
Shares issued to shareholders
  in reinvestment of distributions    1,867,042          28,435,238         2,911,355          37,856,715
Shares reacquired                    (4,595,695)        (77,735,430)       (7,292,329)       (108,644,391)
                                    -----------       -------------       -----------       -------------
    Net increase                      7,458,558       $ 122,560,600        13,400,786       $ 196,328,410
                                    ===========       =============       ===========       =============
Class C Shares
                                      SIX MONTHS ENDED MAY 31, 1999          YEAR ENDED NOVEMBER 30, 1998
                                    -------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           4,182,787       $  71,038,783         5,927,833       $  88,827,966
Shares issued to shareholders
  in reinvestment of distributions      265,692           4,035,862           307,581           3,992,921
Shares reacquired                    (2,269,769)        (39,350,135)       (3,183,416)        (47,902,511)
                                    -----------       -------------       -----------       -------------
    Net increase                      2,178,710       $  35,724,510         3,051,998       $  44,918,376
                                    ===========       =============       ===========       =============
Class I Shares
                                      SIX MONTHS ENDED MAY 31, 1999          YEAR ENDED NOVEMBER 30, 1998
                                    -------------------------------        ------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             110,544       $   1,922,590           338,798       $   5,383,070
Shares issued to shareholders
  in reinvestment of distributions       67,587           1,068,553           129,735           1,741,578
Shares reacquired                      (254,007)         (4,407,102)         (622,642)         (9,575,687)
                                    -----------       -------------       -----------       -------------
    Net decrease                        (75,876)      $  (1,415,959)         (154,109)      $  (2,451,039)
                                    ===========       =============       ===========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 1999, was $7,664. The Fund had no borrowings during the period.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended May 31, 1999, is set forth below:

                                                          ACQUISITIONS                    DISPOSITIONS
                                       BEGINNING     --------------------------     ---------------------------
AFFILIATE                                 SHARES         SHARES            COST         SHARES             COST
---------------------------------------------------------------------------------------------------------------
Cellular Communications
  International, Inc.                  1,263,417         40,100      $3,207,992      1,303,517      $29,220,379
                                                                     ----------                     -----------

                                                ENDING         REALIZED        DIVIDEND          ENDING
AFFILIATE                                       SHARES             GAIN          INCOME           VALUE
---------------------------------------------------------------------------------------------------------
Cellular Communications International, Inc.          0      $75,060,981      $        0      $        0
                                                            -----------      ----------      ----------

MFS(R) CAPITAL OPPORTUNITIES FUND

TRUSTEES                                                 SECRETARY
Richard B. Bailey* - Private Investor;                   Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                         CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive            State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                 INVESTOR INFORMATION
                                                         For MFS stock and bond market outlooks,
Lawrence T. Perera - Partner, Hemenway                   call toll free: 1-800-637-4458 anytime from
& Barnes (attorneys)                                     a touch-tone telephone.

William J. Poorvu - Adjunct Professor, Harvard           For information on MFS mutual funds, call your
University Graduate School of Business                   financial adviser or, for an information kit, call
Administration                                           toll free: 1-800-637-2929 any business day from 9
                                                         a.m. to 5 p.m. Eastern time (or leave a message
Charles W.Schmidt - Private Investor                     anytime).

Arnold D. Scott* - Senior Executive                      INVESTOR SERVICE
Vice President, Director, and Secretary,                 MFS Service Center, Inc.
MFS Investment Management                                P.O. Box 2281
                                                         Boston, MA 02107-9906
Jeffrey L. Shames* - Chairman, Chief
Executive Officer, and Director,                         For general information, call toll free:
MFS Investment Management                                1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
Elaine R. Smith - Independent Consultant
                                                         For service to speech- or hearing-impaired, call
David B. Stone - Chairman and Director,                  toll free: 1-800-637-6576 any business day from 9
North American Management Corp.                          a.m. to 5 p.m. Eastern time. (To use this service,
(investment advisers)                                    your phone must be equipped with a
                                                         Telecommunications Device for the Deaf.)
INVESTMENT ADVISER
Massachusetts Financial Services Company                 For share prices, account balances, and exchanges,
500 Boylston Street                                      call toll free: 1-800-MFS-TALK (1-800-637-8255)
Boston, MA 02116-3741                                    anytime from a touch-tone telephone.

DISTRIBUTOR                                              WORLD WIDE WEB
MFS Fund Distributors, Inc.                              www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Maura A. Shaughnessy*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R) CAPITAL                                                      ------------
OPPORTUNITIES FUND                                                    BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                              MCO-3  7/99  152M  23/223/323/823